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                                                                   EXHIBIT 99.2

                  CERTIFICATION PURSUANT TO 18 U.S.C. SS. 1350

         I, Richard J. Dobbyn, the Chief Financial Officer of Sun Hydraulics Corporation (the "Company"), certify that (i) the Annual Report on Form 10-K for the Company for the year ended December 28, 2002 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                            /s/ Richard J. Dobbyn
                                            ---------------------------------
                                            Chief Financial Officer
                                            March 20, 2003